UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Bahia, 2463 – Suite 205

Belo Horizonte, MG 30.160-012, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2022, Atlas Lithium Corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to effect a reverse stock split of its issued and outstanding shares of common stock at a ratio of 1-for-750 (the “Reverse Stock Split”).

The Company had first disclosed its need to conduct a reverse stock split of its common stock prior to any listing on a national stock exchange in a Registration Statement on Form S-1, filed with the Securities and Exchange Commission on January 28, 2022.

Following the Reverse Stock Split, each 750 shares of the Company’s issued and outstanding shares of common stock will automatically be converted into one issued and outstanding share of common stock, without any change in par value per share. No fractional shares will be issued as a result of the Reverse Stock Split and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-split common stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. The Reverse Stock Split will not affect the number of shares of authorized stock.

In connection with the Reverse Stock Split, the CUSIP number of the common stock will be changed to 105861306.

The Company’s common stock will begin trading on a Reverse Stock Split-adjusted basis when the OTCQB market opens on Friday, December 23, 2022.

The Company’s common stock must trade on its current platform, the OTCQB, for a period of at least ten trading days post-Reverse Stock Split prior to becoming eligible to list on the Nasdaq Capital Market.

The foregoing description is qualified in its entirety by the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation filed on December 20, 2022
104	Cover Page Interactive Data File (formatted as an Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: December 22, 2022	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer